Motley Fool Momentum Factor ETF

A series of The RBB Fund, Inc.

Nasdaq: MFMO

SUMMARY PROSPECTUS

December 7, 2025

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”), reports to shareholders and information about the Fund at https://www.fooletfs.com/resources.html. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to prospectus@foolfunds.com. The Fund’s Prospectus, dated December 7, 2025, and the Fund’s SAI, dated December 7, 2025, each as may be amended from time to time, are incorporated by reference into this Summary Prospectus.

Motley Fool Momentum Factor ETF

Summary Section

Investment Objective

The Motley Fool Momentum Factor ETF (the “Momentum Fund”) seeks investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool Momentum Index (the “Momentum Index” – for more on this, see the “Principal Investment Strategies” section).

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Momentum Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Momentum Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This Example is intended to help you compare the cost of investing in the Momentum Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Momentum Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Momentum Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$51	$160

Portfolio Turnover

The Momentum Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Momentum Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Momentum Fund’s performance. No portfolio turnover rate is provided for the Momentum Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Momentum Fund is an exchange-traded fund (“ETF”) and employs a “passive management” – or indexing – investment approach designed to track the total return performance, before fees and expenses, of the Momentum Index. Motley Fool Asset Management, LLC (the “Adviser”) serves as the investment adviser to the Momentum Fund.

The Motley Fool Momentum Index

The Momentum Index was established in 2025 by Motley Fool Investment Analytics, LLC (the “Index Provider”), and is a proprietary, rules-based index designed to track the performance of the highest scoring stocks of U.S. companies, measured by a stock’s momentum, that have been recommended by the analysts and newsletters of The Motley Fool, LLC (“TMF”) and that also meet certain liquidity requirements. Both the Index Provider and TMF are affiliates of the Adviser.

Momentum is a measure of a stock’s relative strength based on its recent market performance and/or the performance of similar stocks.

The Index Provider’s “recommendation universe” includes all companies domiciled in the United States that are either active recommendations of a newsletter published by TMF or are among the 150 highest rated U.S. companies in TMF’s analyst opinion database, subject to universe continuity rules. With respect to universe continuity, the Momentum Index is constructed utilizing a buffering methodology. The buffer is intended to reduce index turnover from movements in constituent weightings that could result in a company dropping out of the index only to be added back with the next rebalance. Specifically, stocks ranked in the top 105 positions based on TMF’s analyst opinion database (70% of the 150-stock target) are automatically included in the candidate universe. Additionally, companies that were previously eligible based on their TMF analyst ratings will still be included as long as their rank is equal to or better than 195 (130% of the 150-stock target). Stocks are then added based on conviction score rank until the 150-stock target is reached.

Companies that meet the requirements for universe inclusion must also meet the minimum requirements for liquidity and for calculating the Momentum Factor Score. Specifically, the liquidity requirements mandate that at least $1 million worth of a company’s shares trade daily, on average, during the preceding three months. With respect to calculating momentum, a stock must be assigned numerical values for each of the three component scores that comprise the Momentum Factor Score. Additionally, stocks must have a positive Core Momentum score in order to be included in the candidate stock universe for the Momentum Index on a given weighting date.

The Index Provider’s proprietary Momentum Factor Score is a composite score that incorporates price momentum, factor momentum, and other relative strength metrics in assessing a company’s composite momentum. To determine final index membership, candidate stocks are first ranked based on their composite scores. The top 100 stocks are then selected based on index continuity rules. If fewer than 100 stocks remain after liquidity and core momentum screens are applied, then all eligible securities are included in the index.

Each selected company’s share of the Momentum Index (or “weighting”) is set to equal the company’s share of all Momentum Index companies’ aggregate market value multiplied by their respective Momentum Factor Scores. A maximum position size limit of 4.8% is also enforced (tested at the time of rebalancing and subject to index continuity rules). The Momentum Index is reconstituted and rebalanced quarterly.

The index methodology for the Momentum Index applies an enhanced calculation logic to reconstitutions and special month-end rebalances as needed to keep the Momentum Index constituent weights in conformity with tax code diversification requirements for registered investment companies. When applicable, position weights will be adjusted during a reconstitution or special rebalance to ensure that no individual position exceeds 24% of the Momentum Index and the percentage of the Momentum Index comprised of individual positions in excess of 4.8% does not cumulatively exceed 48%.The Momentum Index will typically include 70-100 companies at any one time and may contain companies of any size capitalization. The Momentum Index is calculated and administered by VettaFi, LLC (the “Index Calculation Agent”), which is not affiliated with the Momentum Fund or the Adviser. The Index Provider also serves as the Adviser to the Momentum Fund. Additional information regarding the Momentum Index, including its value, is available on the websites of the Momentum Index at www.foolindices.com and the Index Calculation Agent, at www.vettafi.com.

The Momentum Fund’s Investment Strategy

Under normal circumstances, at least 80% of the Momentum Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Momentum Index. The Adviser expects that, over time, if it has sufficient assets, the correlation between the Momentum Fund’s performance and that of the Momentum Index, before fees and expenses, will be 95% or better.

The Momentum Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Momentum Index. However, the Momentum Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Momentum Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Momentum Index as a whole, when the Adviser believes it is in the best interests of the Momentum Fund (e.g., when replicating the Momentum Index involves practical difficulties or substantial costs, a Momentum Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Momentum Fund but not to the Momentum Index).

The Momentum Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Momentum Index, but which the Adviser believes will help the Momentum Fund track the Momentum Index. For example, the Momentum Fund may invest in securities that are not components of the Momentum Index to reflect various corporate actions and other changes to the Momentum Index (such as reconstitutions, additions and deletions).

The Momentum Fund is non-diversified for the purposes of the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Momentum Fund may invest in fewer securities at any one time than a diversified fund. To the extent the Momentum Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry, the Momentum Fund will concentrate its investments to approximately the same extent as the Momentum Index.

The Momentum Fund may also seek to increase its income by lending securities.

The Momentum Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Momentum Fund’s investments may decrease, which will cause the value of the Momentum Fund’s Shares to decrease. As a result, you may lose money on your investment in the Momentum Fund, and there can be no assurance that the Momentum Fund will achieve its investment objective. Each risk summarized below is considered a “principal risk” of investing in the Momentum Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment.

●

Affiliated Index Provider and Shared Personnel Risk. The Fund tracks the Momentum Index (the “Underlying Index”), which is owned by the Index Provider, an affiliate of the Adviser. The Adviser and the Index Provider share common personnel: who are both portfolio managers of the Fund and also responsible for the design, maintenance, and periodic reconstitution of the Underlying Index. The Underlying Index’s methodology relies on investment signals published in TMF newsletters and TMF analyst’s opinion database (“Publications”). While the portfolio managers do not have influence over the content of these Publications, they are responsible for interpreting the Publications’ signals to determine the specific list of securities (the “Index Constituents”) that will comprise the Underlying Index. This process can involve subjective judgment.

Because the portfolio managers determine the Index Constituents, they are in possession of material non-public information regarding Underlying Index changes prior to the public release of the Underlying Index value. There is no “firewall” between the Index Provider and the Fund’s trading desk.

This structure exposes the Fund to the risk that the portfolio managers could interpret the Publications signals to benefit the Fund’s trading execution. For example, the portfolio managers might avoid including a less liquid security recommended by a newsletter because it would be difficult for the Fund to buy, or they might delay a rebalance to assist the Fund’s tax management strategies. Such actions could cause the Underlying Index to deviate from the investment thesis of the Publications.

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Company and Market Risk. The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services). A variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics), threatened or actual imposition of tariffs, or other disruptive events (whether real, expected or perceived) in the U.S. and global markets may adversely affect securities markets generally, which could adversely affect the value of the Momentum Fund’s investments in common stocks. In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

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Concentration Risk. The Momentum Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Momentum Fund’s investments more than the market as a whole, to the extent that the Momentum Fund invests more heavily in a particular issue, issuer or issuers, country, market segment, industries, project types, or asset class.

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Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Momentum Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Momentum Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Momentum Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The Momentum Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Momentum Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Momentum Fund or its service providers may adversely impact and cause financial losses to the Momentum Fund or its shareholders. Issuers of securities in which the Momentum Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

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Equity Markets Risk. The equity securities held in the Momentum Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Momentum Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●	ETF Risk. The Momentum Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

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Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Momentum Fund. The Momentum Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Momentum Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Momentum Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Momentum Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Momentum Fund Shares.

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Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Nasdaq Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Momentum Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Index Rankings and Methodology Risk. Factors used by TMF’s analysts in their qualitative and quantitative analysis of companies included in the Momentum Index, and the weight placed on those factors, may not be predictive of a security’s value and, thus, have an adverse effect on the Momentum Fund. In addition, changes in TMF’s recommendations or rankings methodologies may have an adverse effect on the Momentum Fund. Factors that affect a security’s value can change over time, and these changes may not be reflected in the Momentum Index methodology. Moreover, the methodology and the calculation of the Momentum Index could be subject to errors. If the composition of the Momentum Index reflects such errors, the Momentum Fund’s portfolio can be expected to reflect the errors, too.

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Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

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Mid-Capitalization Companies Risk. The securities of mid-capitalization companies may involve greater risks than do investments in larger, more established companies. The prices of securities of mid-cap companies tend to be more vulnerable to adverse developments specific to a company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

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Model Risk. The Momentum Fund utilizes proprietary models based on quantitative analysis to achieve its investment objective. However, there is no guarantee that the Adviser’s use of these models will result in effective investment decisions. The performance of investments selected by these models may not align with predictions due to various factors, including the specific factors incorporated, their respective weightings, deviations from historical trends, or issues in the models’ construction and implementation.

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Momentum Securities Risk. Securities that previously exhibited greater momentum characteristics than other securities may not continue to experience positive momentum, and such a change could occur quickly. Momentum securities may experience more volatility than the market as a whole, and their returns may be less than the returns of other styles of investing or the overall stock market. The Momentum Fund may experience significant losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when the momentum style of investing is out of favor, and the investment performance of the Momentum Fund may suffer during such period.

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New Fund Risk. The Momentum Fund is a recently organized, non-diversified management investment company with a limited operating history. In addition, there can be no assurance that the Momentum Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Momentum Fund.

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Non-Diversification Risk. The Momentum Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Momentum Fund is non-diversified, its NAV, market price and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on the Momentum Fund.

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Operational Risk. The Momentum Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Momentum Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or systems failures. The Momentum Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

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Passive Investment Risk. The Momentum Fund is not actively managed and the Adviser does not attempt to take defensive positions in any market conditions, including adverse markets. The Momentum Fund and its Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Momentum Index or the selling of shares of that security is otherwise required upon a reconstitution of the Momentum Index as addressed in the Index methodology.

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Portfolio Turnover Risk. In seeking to replicate the Momentum Index, which is adjusted and rebalanced quarterly, the Momentum Fund may incur relatively high portfolio turnover. High portfolio turnover may result in increased transaction costs and may lower Fund performance.

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Securities Lending Risk. The Momentum Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Momentum Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

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Small-Capitalization Companies Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

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Tracking Error Risk. As with all index funds, the performance of the Momentum Fund and Momentum Index may differ from each other for a variety of reasons. For example, the Momentum Fund incurs operating expenses and portfolio transaction costs not incurred by the Momentum Index. In addition, the Momentum Fund may not be fully invested in the securities of the Momentum Index at all times or may hold securities not included in the Momentum Index.

Performance Information: Performance information for the Momentum Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be available once the Momentum Fund has at least one calendar year of performance. Updated performance information will be available on the Momentum Fund’s website at fooletfs.com.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with Fund
Anthony Arsta, CFA®	Chief Investment Officer, Portfolio Manager	Since Inception.
Ayal Cusner, CFA®	Head of Investing Product, Portfolio Manager	Since Inception.
William H. Mann III	Chief Investment Strategist, Portfolio Manager	Since Inception.
Nathan Ronci, CFA®	Head of Quantitative Investing, Portfolio Manager	Since Inception.
Charles L. Travers, Jr.	Portfolio Manager	Since Inception.

Purchase and Sale of Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Once available, information on the Momentum Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be provided at www.fooletfs.com.

The Momentum Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 10,000 Shares, though this may change from time to time. The Momentum Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Momentum Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Momentum Fund’s Adviser, or its affiliates may pay Intermediaries for certain activities related to the Momentum Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Momentum Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Momentum Fund over another investment. Any such arrangements do not result in increased Momentum Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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